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Exhibit 10.1

                                    [LOGO]

                       Independent Accountants' Consent

The Board of Directors
ImagicTV Inc.

We consent to the incorporation by reference in the registration statement on Form S-8 of ImagicTV Inc. of our report dated March 25, 2002 relating to the consolidated balance sheets of ImagicTV Inc. as at February 28, 2002 and 2001 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended February 28, 2002, which report appears in the Company's annual report on Form 20-F.

Yours very truly,

[LOGO]

Chartered Accountants

Toronto, Canada
May 22, 2002

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